UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2014

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

October 31, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2013. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is to earn high current income.

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed-income securities issued by non-U.S. companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Credit Bond Index, for the six- and 12-month periods ended October 31, 2013.

The Fund declined in absolute terms yet outperformed the benchmark for both periods. Corporate security selection and industry weightings contributed positively for both periods, particularly an overweight in the financials sector and security selection in the Fund’s bank holdings. An underweight to the non-corporate part of the benchmark also added to performance for both periods. Longer-than-benchmark duration exposure and an overweight to intermediate maturity corporates, where yields rose most, detracted for both periods.

The Fund utilized derivatives in the form of interest rate swaps to manage overall duration and yield curve positioning during both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. After a positive start, capital markets

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

Major fixed income sectors fell into negative territory in absolute terms for the six-month period ended October 31, 2013, as yields rose. As measured by Barclays, investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market in duration-neutral terms. By industry, financials outperformed both industrials and utilities. Within financials, fundamentals (leverage, earnings and revenue) remained favorable as firms continued to deleverage. The Fund continues to hold a moderate level of risk relative to its benchmark, and remains overweight financials, with a focus on subordinated debt.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares*	-3.02%	-0.89%

Barclays U.S. Credit Bond Index	-3.08%	-1.58%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2013 by 0.05%.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
NAV Returns

1 Year	-0.89%
5 Years	12.39%
Since Inception*	6.65%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

1 Year	-1.31%
5 Years	10.20%
Since Inception*	6.47%

The prospectus fee table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$969.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

OCTOBER 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $47.5

*	All data are as of October 31, 2013. The Fund’s Sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The issuer classifications presented herein are based on the Barclays Fixed Income Indices developed by Barclays. The Fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Barclays. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 90.8%
Industrial – 42.0%
Basic – 4.6%
Alpek SA de CV 4.50%, 11/20/22(a)	$200	$193,250
Barrick Gold Corp. 4.10%, 5/01/23	215	195,004
CF Industries, Inc. 3.45%, 6/01/23	30	28,598
7.125%, 5/01/20	50	59,566
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18	69	68,812
Georgia-Pacific LLC 7.25%, 6/01/28	240	295,588
International Paper Co. 4.75%, 2/15/22	175	187,492
7.95%, 6/15/18	50	61,942
9.375%, 5/15/19	81	107,311
Newmont Mining Corp. 3.50%, 3/15/22	54	47,893
Plains Exploration & Production Co. 6.50%, 11/15/20	200	220,345
Rio Tinto Finance USA Ltd. 3.50%, 11/02/20	125	127,385
4.125%, 5/20/21	95	98,310
Southern Copper Corp. 5.25%, 11/08/42	200	165,393
Teck Resources Ltd. 4.50%, 1/15/21	100	101,696
Xstrata Finance Canada Ltd. 4.25%, 10/25/22(a)	240	232,792

		2,191,377

Capital Goods – 2.6%
BAE Systems PLC 4.75%, 10/11/21(a)	72	76,123
Boeing Co. (The) 5.875%, 2/15/40	140	170,314
Caterpillar Financial Services Corp. Series G 2.05%, 8/01/16	185	190,761
Embraer SA 5.15%, 6/15/22	200	203,500
Kennametal, Inc. 2.65%, 11/01/19	130	127,656
Owens Corning 9.00%, 6/15/19	210	259,543
United Technologies Corp. 1.80%, 6/01/17	180	183,505

		1,211,402

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 3.8%
CBS Corp. 3.375%, 3/01/22	$23	$22,479
5.75%, 4/15/20	169	192,087
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	156,192
COX Communications, Inc. 5.875%, 12/01/16(a)	135	150,014
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22	255	244,498
Discovery Communications LLC 4.875%, 4/01/43	84	79,952
Grupo Televisa SAB 6.00%, 5/15/18	100	113,559
News America, Inc. 3.00%, 9/15/22	110	105,001
7.43%, 10/01/26	55	66,694
8.875%, 4/26/23	125	164,385
Omnicom Group, Inc. 6.25%, 7/15/19	165	192,485
TCI Communications, Inc. 7.875%, 2/15/26	150	199,646
Time Warner Cable, Inc. 4.50%, 9/15/42	65	48,720
5.50%, 9/01/41	25	20,518
5.875%, 11/15/40	30	25,716
6.55%, 5/01/37	39	36,497

		1,818,443

Communications - Telecommunications – 6.9%
America Movil SAB de CV 5.00%, 3/30/20	130	142,317
American Tower Corp. 3.40%, 2/15/19	40	40,499
4.50%, 1/15/18	40	43,032
7.25%, 5/15/19	150	177,295
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	140,730
AT&T, Inc. 3.00%, 2/15/22	420	395,075
3.875%, 8/15/21	230	232,793
BellSouth Corp. 6.55%, 6/15/34	145	157,670
British Telecommunications PLC 9.625%, 12/15/30(b)	175	261,089
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, 11/15/18	55	70,767
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)	190	183,445

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Telefonica Emisiones SAU 5.462%, 2/16/21	$345	$365,532
United States Cellular Corp. 6.70%, 12/15/33	23	22,220
Verizon Communications, Inc. 3.50%, 11/01/21	275	274,366
5.15%, 9/15/23	397	430,740
6.55%, 9/15/43	104	120,662
Verizon New York, Inc. Series B 7.375%, 4/01/32	170	197,570

		3,255,802

Consumer Cyclical - Automotive – 2.4%
Ford Motor Co. 6.50%, 8/01/18	225	261,249
Ford Motor Credit Co. LLC 5.00%, 5/15/18	350	387,853
5.875%, 8/02/21	218	249,757
Hyundai Capital America 1.875%, 8/09/16(a)	125	126,072
Johnson Controls, Inc. 5.50%, 1/15/16	105	114,877

		1,139,808

Consumer Cyclical - Entertainment – 1.3%
Time Warner, Inc. 3.40%, 6/15/22	210	207,471
4.70%, 1/15/21	60	64,925
6.25%, 3/29/41	130	146,181
Viacom, Inc. 4.25%, 9/01/23	120	122,619
6.25%, 4/30/16	75	83,610

		624,806

Consumer Cyclical - Other – 1.1%
Carnival Corp. 1.875%, 12/15/17	180	176,521
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	91	86,323
Marriott International, Inc./DE 3.00%, 3/01/19	151	153,414
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,040

		531,298

Consumer Cyclical - Restaurants – 0.1%
Yum! Brands, Inc. 3.875%, 11/01/20	60	61,372

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.4%
CVS Caremark Corp. 5.75%, 5/15/41	$150	$166,329
Dollar General Corp. 3.25%, 4/15/23	105	96,952
Home Depot, Inc. (The) 5.40%, 9/15/40	130	143,451
5.875%, 12/16/36	30	34,953
Kohl’s Corp. 6.25%, 12/15/17	85	98,673
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	250	249,670
Wal-Mart Stores, Inc. 0.60%, 4/11/16	355	355,032

		1,145,060

Consumer Non-Cyclical – 4.7%
AbbVie, Inc. 1.75%, 11/06/17	63	63,192
Actavis, Inc. 1.875%, 10/01/17	130	129,678
Ahold Finance USA LLC 6.875%, 5/01/29	75	90,070
Altria Group, Inc. 4.75%, 5/05/21	370	398,675
9.25%, 8/06/19	22	29,364
9.70%, 11/10/18	26	34,914
Amgen, Inc. 5.15%, 11/15/41	120	120,947
Bristol-Myers Squibb Co. 5.45%, 5/01/18	20	23,303
5.875%, 11/15/36	52	61,386
Grupo Bimbo SAB de CV 4.50%, 1/25/22(a)	200	204,525
Kroger Co. (The) 3.40%, 4/15/22	35	34,260
3.85%, 8/01/23	50	49,703
Life Technologies Corp. 5.00%, 1/15/21	66	71,836
McKesson Corp. 7.50%, 2/15/19	105	130,502
Merck & Co., Inc. 0.70%, 5/18/16	205	205,071
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	65,779
Reynolds American, Inc. 3.25%, 11/01/22	61	57,648
Teva Pharmaceutical Finance Co. BV Series 2 3.65%, 11/10/21	135	134,319

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 4.50%, 6/15/22	$110	$114,088
Whirlpool Corp. 3.70%, 3/01/23	120	117,736
Wyeth LLC 6.00%, 2/15/36	100	119,123

		2,256,119

Energy – 6.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16	230	259,825
6.375%, 9/15/17	265	309,792
6.45%, 9/15/36	80	94,157
Apache Corp. 4.25%, 1/15/44	215	194,766
ConocoPhillips Holding Co. 6.95%, 4/15/29	166	213,377
Encana Corp. 3.90%, 11/15/21	210	211,391
Hess Corp. 5.60%, 2/15/41	40	42,825
7.875%, 10/01/29	144	185,029
Lukoil International Finance BV 6.356%, 6/07/17(a)	100	111,930
Nabors Industries, Inc. 2.35%, 9/15/16(a)	170	172,517
5.10%, 9/15/23(a)	195	199,182
Noble Holding International Ltd. 4.90%, 8/01/20	90	96,811
Phillips 66 4.30%, 4/01/22	54	56,070
Talisman Energy, Inc. 3.75%, 2/01/21	64	60,629
7.75%, 6/01/19	96	113,498
Transocean, Inc. 6.375%, 12/15/21	195	219,700
6.50%, 11/15/20	90	102,113
Valero Energy Corp. 6.125%, 2/01/20	70	80,879
6.625%, 6/15/37	67	76,930
7.50%, 4/15/32	46	55,992
Weatherford International Ltd./Bermuda 4.50%, 4/15/22	205	207,340
5.125%, 9/15/20	85	90,457
9.625%, 3/01/19	45	57,417

		3,212,627

Technology – 3.2%
Altera Corp. 2.50%, 11/15/18	120	119,376

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Apple, Inc. 0.45%, 5/03/16	$135	$134,412
Cisco Systems, Inc. 5.50%, 2/22/16	130	144,206
Hewlett-Packard Co. 4.30%, 6/01/21	80	79,623
4.65%, 12/09/21	29	29,363
International Business Machines Corp. 1.95%, 7/22/16	130	134,160
Motorola Solutions, Inc. 3.75%, 5/15/22	220	211,842
Oracle Corp. 5.25%, 1/15/16	195	214,348
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	120	119,338
Total System Services, Inc. 2.375%, 6/01/18	105	103,358
Xerox Corp. 5.625%, 12/15/19	100	111,941
6.40%, 3/15/16	100	111,184

		1,513,151

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.75%, 12/15/16	130	145,608

Transportation - Railroads – 0.9%
CSX Corp. 4.40%, 3/01/43	180	164,855
Norfolk Southern Corp. 3.25%, 12/01/21	230	229,295
Union Pacific Corp. 4.00%, 2/01/21	40	42,495

		436,645

Transportation - Services – 0.9%
Asciano Finance Ltd. 5.00%, 4/07/18(a)	39	41,954
FedEx Corp. 8.00%, 1/15/19	40	50,272
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.75%, 5/11/17(a)	120	125,966
Ryder System, Inc. 2.50%, 3/01/18	185	186,552
5.85%, 11/01/16	28	31,099

		435,843

		19,979,361

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 39.4%
Banking – 23.7%
ABN AMRO Bank NV 6.25%, 9/13/22(a)	$255	$278,587
Bank of America Corp. 3.875%, 3/22/17	100	107,214
4.10%, 7/24/23	425	430,655
5.00%, 5/13/21	235	258,570
5.70%, 1/24/22	140	160,714
5.875%, 2/07/42	110	126,374
Series 1 3.75%, 7/12/16	175	186,202
Bank of New York Mellon Corp. (The) Series D 4.50%, 6/20/23	180	164,250
Bank One Michigan 8.25%, 11/01/24	440	578,513
Barclays Bank PLC 5.14%, 10/14/20	225	240,081
BB&T Corp. 3.95%, 4/29/16	85	91,165
5.25%, 11/01/19	275	310,440
BNP Paribas SA 5.00%, 1/15/21	89	98,116
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC 4.80%, 6/24/15(a)	100	105,579
Capital One Bank USA NA 3.375%, 2/15/23	550	524,238
Citigroup, Inc. 3.50%, 5/15/23	350	324,834
6.625%, 1/15/28	405	473,851
Countrywide Financial Corp. 6.25%, 5/15/16	253	280,258
Fifth Third Bancorp 3.50%, 3/15/22	31	30,969
5.45%, 1/15/17	105	116,218
Goldman Sachs Capital I 6.345%, 2/15/34	115	115,100
Goldman Sachs Group, Inc. (The) 2.375%, 1/22/18	130	130,747
5.75%, 1/24/22	435	493,281
6.125%, 2/15/33	2	2,248
Series D 6.00%, 6/15/20	320	370,451
Series G 7.50%, 2/15/19	75	92,092
JPMorgan Chase & Co. 4.95%, 3/25/20	220	245,128

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 5.625%, 9/23/19	$280	$319,508
Series G 5.50%, 7/24/20	700	790,146
6.625%, 4/01/18	100	117,282
People’s United Financial, Inc. 3.65%, 12/06/22	175	169,158
PNC Bank NA 4.875%, 9/21/17	650	722,696
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)	100	103,750
Regions Financial Corp. 2.00%, 5/15/18	300	294,994
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)	340	396,100
Santander Holdings USA, Inc./PA 3.00%, 9/24/15	99	101,943
3.45%, 8/27/18	130	134,481
State Street Corp. 4.956%, 3/15/18	240	265,968
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	174,194
UBS AG/Stamford CT 7.50%, 7/15/25	100	123,499
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	105,975
Wachovia Bank NA 5.85%, 2/01/37	800	912,387
Zions Bancorporation 4.50%, 6/13/23	175	175,490

		11,243,446

Finance – 2.0%
GE Capital Trust I 6.375%, 11/15/67	345	370,875
General Electric Capital Corp. 5.625%, 9/15/17	200	229,689
5.875%, 1/14/38	140	158,001
HSBC Finance Capital Trust IX 5.911%, 11/30/35	170	175,419

		933,984

Insurance – 7.9%
American International Group, Inc. 6.40%, 12/15/20	285	341,914
8.175%, 5/15/58	65	80,113
Assurant, Inc. 2.50%, 3/15/18	105	104,178
5.625%, 2/15/14	70	70,969

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chubb Corp. (The) 5.75%, 5/15/18	$190	$222,122
Cigna Corp. 4.00%, 2/15/22	175	180,293
CIGNA Corp. 7.875%, 5/15/27	65	81,933
Coventry Health Care, Inc. 6.125%, 1/15/15	55	58,510
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	42	54,440
Hartford Financial Services Group, Inc. 5.375%, 3/15/17	190	211,126
5.50%, 3/30/20	100	114,066
6.10%, 10/01/41	45	53,502
Lincoln National Corp. 4.85%, 6/24/21	100	109,371
8.75%, 7/01/19	82	106,996
Markel Corp. 7.125%, 9/30/19	59	71,466
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	172,875
Metropolitan Life Global Funding I 1.50%, 1/10/18(a)	250	246,583
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	90	125,533
Principal Financial Group, Inc. 1.85%, 11/15/17	170	169,731
Progressive Corp. (The) 6.70%, 6/15/37	62	66,960
Prudential Financial, Inc. 3.00%, 5/12/16	225	235,615
4.50%, 11/15/20	39	42,493
5.625%, 6/15/43	200	199,250
Series B 5.75%, 7/15/33	135	149,995
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	111,296
UnitedHealth Group, Inc. 3.375%, 11/15/21	170	170,370
WellPoint, Inc. 7.00%, 2/15/19	105	126,830
XL Group PLC 6.25%, 5/15/27	75	85,782

		3,764,312

REITS – 5.8%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	96,162
Boston Properties LP 3.125%, 9/01/23	200	187,550

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

BRE Properties, Inc. 3.375%, 1/15/23	$225	$213,042
DDR Corp. 9.625%, 3/15/16	105	124,265
Digital Realty Trust LP 3.625%, 10/01/22	190	178,661
Duke Realty LP 6.75%, 3/15/20	55	64,280
Essex Portfolio LP 3.25%, 5/01/23	56	52,149
HCP, Inc. 6.70%, 1/30/18	160	187,611
Health Care REIT, Inc. 2.25%, 3/15/18	107	106,818
5.25%, 1/15/22	140	151,676
Healthcare Trust of America Holdings LP 3.70%, 4/15/23(a)	140	132,042
Hospitality Properties Trust 5.00%, 8/15/22	210	214,361
Kimco Realty Corp. 6.875%, 10/01/19	70	85,123
Realty Income Corp. 5.75%, 1/15/21	210	236,242
Ventas Realty LP/Ventas Capital Corp. 2.00%, 2/15/18	216	213,363
4.25%, 3/01/22	129	132,430
Vornado Realty LP 5.00%, 1/15/22	215	228,751
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	149,752

		2,754,278

		18,696,020

Utility – 8.4%
Electric – 3.2%
CMS Energy Corp. 6.25%, 2/01/20	165	192,099
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	111,019
Series 07-A 6.30%, 8/15/37	30	36,993
Enersis SA/Cayman Island 7.40%, 12/01/16	70	80,851
Exelon Corp. 4.90%, 6/15/15	220	233,103
Iberdrola Finance Ireland Ltd. 5.00%, 9/11/19(a)	125	136,140
Integrys Energy Group, Inc. 6.11%, 12/01/66	120	120,600

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MidAmerican Energy Holdings Co. 6.125%, 4/01/36	$150	$170,031
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	46,845
PacifiCorp 6.00%, 1/15/39	70	83,978
Potomac Electric Power Co. 6.50%, 11/15/37	65	82,887
PPL Capital Funding, Inc. 3.50%, 12/01/22	109	104,138
PPL Energy Supply LLC 4.60%, 12/15/21	50	49,189
System Energy Resources, Inc. 4.10%, 4/01/23	97	97,575

		1,545,448

Natural Gas – 5.2%
AGL Capital Corp. 5.25%, 8/15/19	105	119,889
Colorado Interstate Gas Co. LLC 6.80%, 11/15/15	15	16,727
DCP Midstream LLC 9.75%, 3/15/19(a)	90	114,786
Enbridge Energy Partners LP 4.20%, 9/15/21	100	102,807
Energy Transfer Partners LP 4.15%, 10/01/20	75	77,842
4.65%, 6/01/21	70	73,303
5.20%, 2/01/22	170	182,947
5.95%, 2/01/15	130	137,839
Enterprise Products Operating LLC 5.25%, 1/31/20	200	224,887
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	175	173,534
7.40%, 3/15/31	145	173,614
Nisource Finance Corp. 6.80%, 1/15/19	100	118,088
ONEOK Partners LP 3.375%, 10/01/22	240	228,098
Spectra Energy Capital LLC 8.00%, 10/01/19	70	85,331
Spectra Energy Partners LP 2.95%, 9/25/18	77	78,767
4.60%, 6/15/21	75	79,219
Williams Partners LP 5.25%, 3/15/20	300	328,382
Williams Partners LP/Williams Partners Finance Corp. 7.25%, 2/01/17	115	134,071

		2,450,131

		3,995,579

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 1.0%
Agencies - Not Government Guaranteed – 1.0%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23	$295	$268,708
Ecopetrol SA 5.875%, 9/18/23	77	83,584
Petrobras International Finance Co. 5.375%, 1/27/21	130	132,180

		484,472

Total Corporates – Investment Grades (cost $42,778,857)		43,155,432

GOVERNMENTS – TREASURIES – 4.5%
United States – 4.5%
U.S. Treasury Bonds 3.125%, 2/15/42	660	601,115
4.50%, 2/15/36	655	764,508
4.625%, 2/15/40	195	231,837
U.S. Treasury Notes 1.75%, 5/15/22	590	563,358

Total Governments – Treasuries (cost $2,119,189)		2,160,818

	Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.5%
US Bancorp/MN 6.00%	9,000	244,530

Insurance – 0.4%
Allstate Corp. (The) 5.10%	6,950	167,912

Total Preferred Stocks (cost $428,176)		412,442

	Principal Amount (000)
LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.8%
United States – 0.8%
Metropolitan Transportation Authority NY Series 2012C 5.00%, 11/15/41	$125	126,995

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2013C 5.00%, 12/01/43	$125	$126,475
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43	125	136,269

Total Local Governments – Municipal Bonds (cost $379,381)		389,739

CORPORATES – NON-INVESTMENT GRADES – 0.7%
Utility – 0.3%
Electric – 0.3%
FirstEnergy Corp. Series A 2.75%, 3/15/18	100	98,016
Series B 4.25%, 3/15/23	30	27,985

		126,001

Financial Institutions – 0.2%
Finance – 0.2%
SLM Corp. 5.05%, 11/14/14	110	114,400

Industrial – 0.2%
Basic – 0.2%
Commercial Metals Co. 7.35%, 8/15/18	80	91,200

Total Corporates – Non-Investment Grades (cost $317,751)		331,601

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Mexico – 0.6%
Comision Federal de Electricidad 5.75%, 2/14/42(a)	200	190,250
Pemex Project Funding Master Trust 6.625%, 6/15/35	70	75,950

Total Quasi-Sovereigns (cost $283,373)		266,200

SHORT-TERM INVESTMENTS – 1.0%
Time Deposit – 1.0%
State Street Time Deposit 0.01%, 11/01/13 (cost $475,695)	476	475,695

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Portfolio of Investments

U.S. $ Value

Total Investments – 99.3% (cost $46,782,422)	$47,191,927
Other assets less liabilities – 0.7%	341,258

Net Assets – 100.0%	$47,533,185

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$470	6/10/23	2.264%	3 Month LIBOR	$10,885
Deutsche Bank AG London	600	6/10/43	3 Month LIBOR	3.191%	(40,175)
JPMorgan Chase Bank, NA	520	6/10/23	2.293%	3 Month LIBOR	10,658
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	(16,859)

					$(35,491)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $3,980,410 or 8.4% of net assets.

(b)	Variable rate coupon, rate shown as of October 31, 2013.

Glossary:

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value (cost $46,782,422)	$47,191,927
Cash	330
Interest receivable	585,566
Receivable for investment securities sold	473,597
Unrealized appreciation on interest rate swaps	21,543
Receivable for shares of beneficial interest sold	15,616

Total assets	48,288,579

Liabilities
Payable for investment securities purchased	490,335
Dividends payable	154,295
Unrealized depreciation on interest rate swaps	57,034
Payable for shares of beneficial interest redeemed	53,730

Total liabilities	755,394

Net Assets	$47,533,185

Composition of Net Assets
Shares of beneficial interest, at par	$44
Additional paid-in capital	48,380,690
Undistributed net investment income	72,600
Accumulated net realized loss on investment transactions	(1,294,163)
Net unrealized appreciation on investments	374,014

$47,533,185

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 4,375,183 common shares outstanding)	$10.86

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest	$853,977
Dividends	11,181

Total investment income		$865,158

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(103,403)
Swaps		28
Net change in unrealized appreciation/depreciation of:
Investments		(1,913,311)
Swaps		(35,491)

Net loss on investment transactions		(2,052,177)

Net Decrease in Net Assets from Operations		$(1,187,019)

See notes to financial statements.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$865,158	$1,774,202
Net realized gain (loss) on investment transactions	(103,375)	1,890,585
Net change in unrealized appreciation/depreciation of investments	(1,948,802)	393,090

Net increase (decrease) in net assets from operations	(1,187,019)	4,057,877
Dividends to Shareholders from
Net investment income	(868,013)	(1,776,601)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	6,789,194	(6,330,460)

Total increase (decrease)	4,734,162	(4,049,184)
Net Assets
Beginning of period	42,799,023	46,848,207

End of period (including undistributed net investment income of $72,600 and $75,455, respectively)	$47,533,185	$42,799,023

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares (the “Portfolio”), AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Corporate Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$43,155,432		$	– 0	–	$43,155,432
Governments – Treasuries		– 0	–	2,160,818			– 0	–	2,160,818
Preferred Stocks		412,442		– 0	–		– 0	–	412,442
Local Governments – Municipal Bonds		– 0	–	389,739			– 0	–	389,739
Corporates – Non-Investment Grades		– 0	–	331,601			– 0	–	331,601
Quasi-Sovereigns		– 0	–	266,200			– 0	–	266,200
Short-Term Investments		– 0	–	475,695			– 0	–	475,695

Total Investments in Securities		412,442		46,779,485			– 0	–	47,191,927

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments* :
Assets:
Interest Rate Swaps	$	– 0	–	$21,543	$	– 0	–	$21,543
Liabilities:
Interest Rate Swaps		– 0	–	(57,034)		– 0	–	(57,034)

Total^		$412,442		$46,743,994	$	– 0	–	$47,156,436

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Notes to Financial Statements

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$16,773,816	$11,039,592
U.S. government securities	6,828,048	5,757,591

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,142,374
Gross unrealized depreciation	(732,869)

Net unrealized appreciation	$409,505

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Notes to Financial Statements

by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized at cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2013, the Portfolio held interest rate swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Notes to Financial Statements

At October 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$21,543	Unrealized depreciation on interest rate swaps	$57,034

Total		$21,543		$57,034

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$28	$(35,491)

Total		$28	$(35,491)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2013:

Interest Rate Swaps:
Average notional amount	$1,940,000	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

The following table presents the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2013:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$10,885	$	– 0	–	$	– 0	–	$10,885
JPMorgan Chase Bank NA	10,658		(10,658)			– 0	–	– 0	–

Total	$21,543		$(10,658)		$	– 0	–	$10,885

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
Deutsche Bank AG London	$40,175	$	– 0	–	$	– 0	–	$40,175
JPMorgan Chase Bank NA	16,859		(10,658)			– 0	–	6,201

Total	$57,034		$(10,658)		$	– 0	–	$46,376

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013

Class A
Shares sold	1,193,733	1,477,058	$12,933,935	$16,643,111

Shares redeemed	(567,764)	(2,054,764)	(6,144,741)	(22,973,571)

Net increase (decrease)	625,969	(577,706)	$6,789,194	$(6,330,460)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,776,601	$1,512,562

Total taxable distributions	1,776,601	1,512,562

Total distributions paid	$1,776,601	$1,512,562

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$206,440
Accumulated capital and other losses	(1,188,817	)(a)
Unrealized appreciation/(depreciation)	2,320,845	(b)

Total accumulated earnings/(deficit)	$1,338,468	(c)

(a)

On April 30, 2013, the Portfolio had a capital loss carryforward of $1,188,817. During the fiscal year, the Portfolio utilized $1,862,470 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

As of April 30, 2013, the Portfolio had a net capital loss carryforward of $1,188,817 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 1,188,817	n/a	2018

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30,
		2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.42	$ 10.83	$ 10.59	$ 10.30	$ 8.25	$ 9.56

Income From Investment Operations
Net investment income(a)	.21	.43	.46	.54	.59	.57
Net realized and unrealized gain (loss) on investment transactions	(.56)	.59	.27	.29	2.05	(1.31)

Net increase (decrease) in net asset value from operations	(.35)	1.02	.73	.83	2.64	(.74)

Less: Dividends
Dividends from net investment income	(.21)	(.43)	(.49)	(.54)	(.59)	(.57)

Net asset value, end of period	$ 10.86	$ 11.42	$ 10.83	$ 10.59	$ 10.30	$ 8.25

Total Return
Total investment return based on net asset value(b)	(3.02)%*	9.53%*	7.02%	8.28%	32.72%	(7.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,533	$42,799	$46,848	$29,520	$34,041	$56,994
Ratio to average net assets of:
Net investment income	3.87%^	3.79%	4.42%	5.20%	6.22%	6.56%
Portfolio turnover rate.	38%	89%	91%	33%	21%	26%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended October 31, 2013 and year ended April 30, 2013 by 0.05% and 0.03%, respectively.

^	Annualized.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares(the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”).The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Corporate Income Shares	$47.5

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which increased in 2012 relative to 2011, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “A-rated Corporate Debt”, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, two Intermediate Investment-Grade Debt Funds, one General & Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1,3 and 5 year gross performance returns and rankings of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2013:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	-0.23	-1.51	4/13
3 Year	5.60	5.43	5/11
5 Year	8.68	7.10	4/10

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

	Periods Ending July 31, 2013 Annualized Net Performance
	Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Corporate Income Shares	-0.23	5.60	8.68	6.61	4.59	1.17	5
Barclays Capital U.S. Credit Index	-1.12	5.05	7.24	5.89	4.35	1.11	5
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

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Retirement Strategies

2000 Retirement Strategy

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2055 Retirement Strategy

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Balanced Wealth Strategy

Conservative Wealth Strategy

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Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

NOTES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	49

NOTES

50	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

NOTES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	51

NOTES

52	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-1052-1013

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Income Shares

October 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2013. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity-bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2013.

The Fund underperformed its benchmark for both periods. Given its focus on providing a high level of income, the Fund was overweight higher-yielding, lower-credit quality bonds, which detracted from performance as these bonds underperformed for both periods. In particular, for the 12-month period, security selection in the state general obligation, transportation and health care sectors detracted, while security selection contributed in the industrial revenue bond sector. Over the six-month period, security selection detracted in the health care,

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	1

industrial revenue bond and state general obligation bond sectors.

The Fund’s use of derivatives in the form of credit default swaps and options on swaps for hedging purposes contributed to performance for both periods.

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds causing a sharp increase in bond yields and a drop in prices. As the third quarter began, long-maturity bond yields continued their sharp upward climb. In early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields; former U.S. Treasury Secretary Lawrence Summers announced he was no longer a candidate to replace Fed Chairman Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its expected reduction in the amount of its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and 5-year AAA municipal yields dropped by 0.25%. From the end of the third quarter to October 31, 2013, yields were relatively unchanged to down slightly.

Recently, one of the most discussed credit issues in the municipal market has been Puerto Rico. Puerto Rico bonds lost significant value in the third quarter as their yields rose sharply relative to comparable maturity AAA bonds. While the Commonwealth has taken substantial steps to improve its finances over the past 12 months, there continue to be major concerns about Puerto Rico’s weak economy and large debt load. Positions in bonds directly tied to Puerto Rico’s economy represent less than 5% of the Fund’s holdings as of October 31, 2013.

The Fund remained neutral with respect to interest rate risk as the difference between short- and long-term yields was still near all-time highs at the end of the reporting period. Shortening the Fund’s duration generally would require buying shorter-maturity bonds and this would significantly reduce the yield of the Fund. The Municipal Bond Investment Team (the “Team”) believes that lengthening the Fund’s duration beyond a neutral level would result in too much interest rate risk with interest rates still low by historical standards.

With respect to maturity selection, the Team has been attempting to take advantage of “roll”—the expected price appreciation of a bond as it moves closer to maturity each year. The return potential from roll is

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

greater in bonds maturing in the 10-15 year maturity range than in bonds with maturities beyond 20 years. As a result, the combination of roll plus yield for bonds maturing in 10-15 years offers a similar expected return to longer bonds. In addition, bonds in the shorter range have less risk of price declines should interest rates rise. Underweighting these longer maturity bonds benefited performance over the past six to 12 months and remains a theme in the Fund.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2013, 1.53% of the Fund’s total municipal bond investments were in insured bonds (of this amount 0.0% represents the Fund’s holdings in pre-refunded/escrowed to maturity bonds).

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index,and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Local Economy Risk: The Fund may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its “NAV” may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Income Shares	-8.23%	-5.04%

Barclays Municipal Bond Index	-3.44%	-1.72%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
NAV Returns

1 Year	-5.04%
Since Inception*	5.54%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

1 Year	-4.51%
Since Inception*	5.34%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.03%) because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$917.70	$0.10	0.02%
Hypothetical**	$1,000	$1,025.10	$0.10	0.02%
*	Expenses equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $228.4

*	All data are as of October 31, 2013. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.7%
Long-Term Municipal Bonds – 99.7%
Alabama – 1.6%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 7.00%, 2/01/36	$400	$415,160
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/31	3,000	3,039,660
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	204,658

		3,659,478

Alaska – 0.0%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	100	107,152

Arizona – 1.5%
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	200	181,154
5.20%, 10/01/37	350	278,716
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	150	136,449
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	100	116,222
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	100	104,565
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	2,735	2,700,949

		3,518,055

California – 8.0%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	100	104,298
Bay Area Toll Auth CA Series 2013S 5.00%, 4/01/27	1,000	1,108,310
California Ed Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	100	100,391

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	$85	$92,986
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,031,940
California Mun Fin Auth (Partnerships Uplift Cmnty Proj) 5.30%, 8/01/47	1,025	855,116
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	765	706,179
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 11/21/45(a)	4,900	4,079,642
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	750	764,438
California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	530	504,719
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(a)	100	94,089
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	100	109,710
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	150,063
California Statewide CDA (The Terraces at San Joaquin Gardens) 6.00%, 10/01/42-10/01/47	750	746,385
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)	100	98,228
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	4,140	2,883,179
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	1,000	1,092,800
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	100	109,950

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/31	$1,000	$990,640
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	100	98,370
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36-12/01/43	1,685	1,223,496
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	510	361,748
Univ of California CA Revenues 5.00%, 5/15/33(b)	1,000	1,076,930

		18,383,607

Colorado – 1.6%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	910	841,841
E-470 Pub Hwy Auth CO Series 2010C 5.375%, 9/01/26	1,000	1,022,540
Park Creek Met Dist CO 5.50%, 12/01/37	200	207,462
Plaza Met District #1 CO 5.00%, 12/01/40	1,500	1,389,000
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	200	203,838

		3,664,681

Connecticut – 2.9%
Connecticut GO Series 2013E 5.00%, 8/15/31(b)	1,000	1,085,270
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/31	5,000	5,431,850

		6,517,120

Delaware – 0.5%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	1,310	1,224,693

District of Columbia – 0.6%
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	100	101,989

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	$1,420	$1,246,220
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	100	108,295

		1,456,504

Florida – 10.8%
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/46	435	487,565
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	100	106,943
Atlantic Beach FL Hlth Care Fac (Fleet Landing Proj) Series 2013A 5.00%, 11/15/37	1,750	1,618,715
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	520	548,756
Citizens Ppty Ins Corp. FL Series 2012A 5.00%, 6/01/22	6,725	7,588,490
Lakeland FL ED Fac (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,204,381
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32	600	609,318
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	1,150	968,254
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL)
5.00%, 11/15/29	2,885	2,838,119
6.75%, 11/15/21	155	160,630
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	300	328,443
Palm Beach Cnty FL (Sinai Residences of Boca Raton) Zero Coupon, 6/01/16(a)	450	450,000
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	100	101,121

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/24	$3,000	$3,439,470
Tampa FL Solid Wst Sys 5.00%, 10/01/21	3,000	3,306,150

		24,756,355

Georgia – 0.1%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	200	200,476

Idaho – 0.1%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	200	219,696

Illinois – 7.5%
Chicago IL Brd of Ed GO Series 2012A 5.00%, 12/01/42	4,300	3,916,397
Chicago IL HFA MFHR (Goldblatts Supportive Living Project) 6.375%, 12/01/52(c)	1,050	877,023
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AGC 5.00%, 6/01/18	1,170	1,297,214

Illinois Finance Auth (Ascension Health) Series 2012A 5.00%, 11/15/42	3,600	3,602,304
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	100	100,197
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	402,164
Illinois Finance Auth (Lutheran Senior Svcs) 5.75%, 5/15/46	2,010	1,827,050
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	55	54,539
Illinois Finance Auth (The Landing at Plymouth Place) 6.00%, 5/15/43	2,500	2,036,750

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	$100	$110,568
Illinois GO 5.50%, 7/01/27	2,815	2,963,435

		17,187,641

Indiana – 2.6%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40-8/15/45	1,270	1,116,369
Indiana St Fin Auth (East End Crossing Proj) 5.00%, 7/01/44-7/01/48	3,500	3,085,610
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42	1,740	1,675,236

		5,877,215

Iowa – 0.7%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	725	617,280
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46	1,155	887,906

		1,505,186

Kentucky – 0.5%
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.50%, 11/15/45	1,000	899,230
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.00%, 6/01/30	200	210,848
6.375%, 6/01/40	100	105,499

		1,215,577

Louisiana – 1.6%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	940	984,763
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	418,816
Port New Orleans LA Brd of Com Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,529,613

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	$650	$645,138

		3,578,330

Maine – 0.8%
Maine Hlth & Hgr Ed Fac Auth (Eastern Maine Med Ctr) 5.00%, 7/01/43	2,000	1,933,860

Massachusetts – 2.3%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	745	698,870
Massachusetts Dev Fin Agy (North Hill Communities) Series 2013B 4.50%, 11/15/18	4,500	4,525,020

		5,223,890

Michigan – 3.9%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	120	118,349
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/32	1,000	901,030
5.25%, 7/01/39	1,515	1,408,162
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32-11/15/46	300	301,001
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	2,450	2,325,564
Michigan Strategic Fund (Evangelical Homes of Michigan Hall) 5.50%, 6/01/47	2,000	1,798,000
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	2,250	1,695,803
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) NPFGC-RE 5.00%, 12/01/27	300	310,479

		8,858,388

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.0%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	$100	$99,282

Nebraska – 0.9%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc. (The)) 5.00%, 9/01/32-9/01/42	2,075	2,073,925

Nevada – 0.1%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	130	126,307

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	415	383,203

New Jersey – 4.7%
New Jersey EDA (Continental Airlines)
5.25%, 9/15/29	2,490	2,278,973
7.00%, 11/15/30	220	220,554
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	666,108
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	100	101,577
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/27	2,500	2,746,475
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41	6,395	4,617,766

		10,631,453

New Mexico – 0.4%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	1,060	908,303

New York – 9.5%
Liberty NY Dev Corp. (Goldman Sachs Group, Inc. (The)) 5.25%, 10/01/35	1,325	1,422,056

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY Series E 5.00%, 11/15/32	$4,425	$4,619,700
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	190	202,666
Monroe Cnty NY IDC (Rochester General Hospital) Series 2013A 5.00%, 12/01/42	3,400	3,333,462
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	100	57,240
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	300	281,772
New York NY 5.00%, 10/01/28(b)	500	551,710
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	100	108,439
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	100	96,809
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,063,380
Newburgh NY GO Series 2012A 5.625%, 6/15/34	245	235,597
Niagara NY Dev Corp. (Covanta Energy Corp.) 5.25%, 11/01/42	1,000	881,370
Orange Cnty NY Funding Corp. (The Hamlet at Wallkill) 6.50%, 1/01/46	1,125	982,834
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/28(b)	700	770,420
Triborough NY Bridge Tunnel A 5.00%, 11/15/29(b)	1,250	1,367,713
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 5.25%, 9/15/16	50	41,813
6.00%, 9/15/37	1,225	940,849

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Westchester Cnty NY Local Dev Corp. (Kendal on Hudson) 5.00%, 1/01/34	$3,840	$3,768,038

		21,725,868

North Carolina – 0.2%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.00%, 10/01/23	275	271,155
6.125%, 10/01/35	100	90,779

		361,934

Ohio – 5.0%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	5,455	4,211,533
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	1,115	1,079,354
Franklin Cnty OH Hlth Care Fac (First Community Village) 5.625%, 7/01/47	2,300	1,880,020
Hamilton Cnty OH Hlth Care (Life Enriching Communities) 5.00%, 1/01/42	1,030	970,651
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys) 5.00%, 2/15/44	2,500	1,992,200
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.25%, 12/01/36	1,000	956,480
S Estrn OH Port Auth Hosp Facs (Memorial Health Sys) 6.00%, 12/01/42	300	290,769

		11,381,007

Oklahoma – 0.5%
Tulsa OK Mun Aprt Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,300	1,182,662

Pennsylvania – 4.1%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	230	219,121

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clairton PA Muni Auth Series 2012B 5.00%, 12/01/37-12/01/42	$580	$532,489
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/41	750	680,587
6.125%, 1/01/45	180	185,697
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	200	222,664
Norristown PA Area SD COP 5.00%, 4/01/32	100	97,644
North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	265	243,106
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	1,620	1,554,050
Pennsylvania Turnpike Comm Series 2013A 5.00%, 12/01/43	4,000	3,969,080
Philadelphia Hosp & Hgr Ed Fac Auth (Temple Univ Hlth Sys) Series 2012A 5.625%, 7/01/42	270	227,810
Philadelphia PA GO Series 2013A 5.00%, 7/15/21	1,200	1,343,628

		9,275,876

Puerto Rico – 3.0%
Puerto Rico Elec Pwr Auth Series 2010X 5.25%, 7/01/40	525	384,368
Series 2012A 5.05%, 7/01/42	1,200	853,260
Series 2013A 7.00%, 7/01/43	1,370	1,179,762
Puerto Rico GO Series 2009C 6.00%, 7/01/39	1,000	768,310
Series 2012A 5.00%, 7/01/41	2,095	1,487,597
5.50%, 7/01/39	1,630	1,192,671
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	335	259,139

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Fin Corp. Series 2011B 6.00%, 8/01/26	$100	$79,699
Puerto Rico Sales Tax Fin Corp. Series 2010C 5.00%, 8/01/35	1,000	763,580

		6,968,386

Rhode Island – 0.1%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	150	168,615

South Carolina – 0.9%
South Carolina Jobs EDA (Lutheran Homes of South Carolina) 5.00%, 5/01/43	1,000	844,340
5.125%, 5/01/48	1,000	847,710
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	400	410,296

		2,102,346

Tennessee – 1.5%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.00%, 8/15/42	2,790	2,623,828
Shelby Cnty TN Hlth ED & Hsg Fac Brd (The Village of Germantown) 5.375%, 12/01/47	800	697,688

		3,321,516

Texas – 9.1%
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	200	209,110
Central TX Regl Mobility Auth 5.00%, 1/01/42	3,500	2,984,835
6.00%, 1/01/41	120	121,308
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/42	530	482,650
6.00%, 8/15/43	1,000	1,025,160
Dallas Fort Worth TX Intl Arpt Series 2012E 5.00%, 11/01/35	1,500	1,462,875

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	$1,045	$1,010,943
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	400	443,148
North Texas Ed Fin Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	261,766
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.50%, 1/01/32	1,040	993,938
Sanger TX Indl Dev (German Pellets Gmbh) Series 2012B 8.00%, 7/01/38	2,200	2,207,788
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	200	202,080
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	660	720,225
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Proj Segment#3) 6.75%, 6/30/43	3,600	3,770,604
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	200	215,908
Texas Trnsp Comm (Central Texas Turnpike) Series 2012A 5.00%, 8/15/41	3,485	3,397,875
Travis Cnty TX Hlth Fac (Longhorn Village) 7.125%, 1/01/46	1,000	966,290
Series A 7.00%, 1/01/32	200	197,350
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	75	81,148

		20,755,001

Utah – 0.2%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	100	105,815
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	100	110,779

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	$100	$108,386
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	100	107,485

		432,465

Vermont – 0.1%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	200	181,832

Virginia – 5.5%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47	300	279,687
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	1,030	883,895
Fairfax Cnty VA EDA (Vinson Hall) Series 2013A 5.00%, 12/01/47	1,955	1,713,264
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	4,715	3,043,202
Virginia College Bldg Auth Virginia Lease 21st Century College Prog 5.00%, 2/01/28(b)	550	620,175
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	2,600	2,347,384
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	3,580	3,574,630

		12,462,237

Washington – 4.3%
Washington St GO 5.00%, 7/01/24(b)	1,000	1,150,390
Washington St HFC (Mirabella Proj) 6.75%, 10/01/47	2,650	2,436,807
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	2,265	1,974,750

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington ST Hlth Care Facs Auth (Multicare Hlth Sys) Series 2012A 5.00%, 8/15/44	$1,000	$989,070
Washington ST Hlth Care Facs Auth (Providence Health) Series 2012A 5.00%, 10/01/42	3,350	3,329,565

		9,880,582

Wisconsin – 1.8%
Univ of Wisconsin Hosp & Clinic Auth Series 2013A 5.00%, 4/01/38	4,155	4,157,908

Total Municipal Obligations (cost $245,333,533)		227,668,612

	Notional Amount (000)
OPTIONS PURCHASED – PUTS – 1.3%
Swaptions – 1.3%
IRS RTP Citibank, NA Expiration: May 2014, Exercise Rate: 3.162%(d)	3,500	394,792
Expiration: Jul 2014, Exercise Rate: 3.11%(d)	4,000	515,578
IRS RTP Barclays Bank PLC Expiration: Aug 2014, Exercise Rate: 2.9625%(d)	3,500	551,214
Expiration: Sep 2014, Exercise Rate: 2.9725%(d)	3,500	558,266
IRS RTP Deutsche Bank AG London Expiration: Feb 2014, Exercise Rate: 3.165%(d)	3,000	304,803
Expiration: Aug 2014, Exercise Rate: 3.85%(d)	6,500	285,042
Expiration: Sep 2014, Exercise Rate: 3.847%(d)	6,500	316,303

Total Options Purchased-Puts (premiums paid $2,239,363)		2,925,998

	Shares
SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 6.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(e) (cost $14,314,376)	14,314,376	14,314,376

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	23

Portfolio of Investments

U.S. $ Value

Total Investments – 107.2% (cost $261,887,272)	$244,908,986
Other assets less liabilities – (7.2)%	(16,521,985)

Net Assets – 100.0%	$228,387,001

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $7,047,523 or 3.1% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(c)	Illiquid security.

(d)	Non-income producing security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2013, the Portfolio held 1.5% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC – Assured Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

IDC – Industrial Development Corporation

IRS – Interest Rate Swaption

MFHR – Multi-Family Housing Revenue

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

RTP – Real Time Pricing

SD – School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $247,572,896)	$230,594,610
Affiliated issuers (cost $14,314,376)	14,314,376 (a)
Cash	23,706
Interest and dividends receivable	4,129,192
Receivable for shares of beneficial interest sold	1,553,357
Receivable for investment securities sold	118,241

Total assets	250,733,482

Liabilities
Payable for shares of beneficial interest redeemed	9,077,902
Payable for floating rate notes issued*	5,545,000
Payable for investment securities purchased	4,619,700
Collateral received from broker	2,050,000
Dividends payable	1,049,962
Interest payable	3,917

Total liabilities	22,346,481

Net Assets	$228,387,001

Composition of Net Assets
Shares of beneficial interest, at par	$227
Additional paid-in capital	250,703,363
Distributions in excess of net investment income	(36,933)
Accumulated net realized loss on investment transactions	(5,301,370)
Net unrealized depreciation on investments	(16,978,286)

$228,387,001

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 22,729,457 common shares outstanding)	$10.05

(a)	Includes investment of cash collateral of $2,050,000 received from broker for OTC derivatives outstanding at October 31, 2013.

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest	$5,652,203
Dividends – Affiliated issuers	2,800	$5,655,003

Expenses
Interest expense	19,051

Total expenses		19,051

Net investment income		5,635,952

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(5,662,168)
Swaps		399,976
Net change in unrealized appreciation/depreciation of:
Investments		(20,839,455)
Swaps		(248,327)

Net loss on investment transactions		(26,349,974)

Net Decrease in Net Assets from Operations		$(20,714,022)

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,635,952	$3,812,079
Net realized gain (loss) on investment transactions	(5,262,192)	242,042
Net change in unrealized appreciation/depreciation of investments	(21,087,782)	3,276,313

Net increase (decrease) in net assets from operations	(20,714,022)	7,330,434
Dividends to Shareholders from
Net investment income	(5,661,335)	(3,912,177)
Transactions in Shares of Beneficial Interest
Net increase	49,504,569	184,233,881

Total increase	23,129,212	187,652,138
Net Assets
Beginning of period	205,257,789	17,605,651

End of period (including distributions in excess of net investment income of ($36,933) and ($11,550), respectively)	$228,387,001	$205,257,789

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	27

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS*

Six Months Ended October 31, 2013 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$4,939,787
Interest expense received	(16,527)
Purchases of long-term investments	(122,377,501)
Proceeds from disposition of long-term investments	67,720,919
Purchases of short-term investments, net	(7,252,622)
Proceeds from swaps, net	1,792,836

Net decrease in cash from operating activities		$(55,193,108)
Financing Activities:
Cash dividends paid	(5,308,340)
Subscriptions of beneficial interest, net	59,665,154
Increase in payable for floating rate notes issued	860,000

Net increase in cash from financing activities		55,216,814

Net increase in cash		23,706
Cash at beginning of period		– 0	–

Cash at end of period		$23,706

Reconciliation of Net Decrease in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net decrease in net assets from operations		$(20,714,022)
Adjustments:
Decrease in interest and dividends receivable	$(1,240,036)
Net accretion of bond discount and amortization of bond premium	527,487
Decrease in interest payable	(143)
Purchases of long-term investments	(122,377,501)
Proceeds from disposition of long-term investments	67,720,919
Purchases of short-term investments, net	(7,252,622)
Proceeds on swaps, net	1,792,836
Net realized loss on investment transactions	5,262,192
Net change in unrealized appreciation/depreciation of investments	21,087,782

Total adjustments		(34,479,086)

Net decrease in cash from operating activities		$(55,193,108)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investment in Level 3 securities throughout the period.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares (the “Portfolio”), AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	29

Notes to Financial Statements

price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	31

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$186,049,911		$41,618,701		$227,668,612
Options Purchased – Puts		– 0	–	2,925,998		– 0	–	2,925,998
Short-Term Investments		14,314,376		– 0	–	– 0	–	14,314,376

Total Investments in Securities		14,314,376		188,975,909		41,618,701		244,908,986
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$14,314,376		$188,975,909		$41,618,701		$244,908,986

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Long-Term Municipal Bonds	Total
Balance as of 4/30/13	$30,589,637	$30,589,637
Accrued discounts/(premiums)	(7,348)	(7,348)
Realized gain (loss)	(144,114)	(144,114)
Change in unrealized appreciation/depreciation	(3,984,250)	(3,984,250)
Purchases	18,848,451	18,848,451
Sales	(3,572,739)	(3,572,739)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(110,936)	(110,936)

Balance as of 10/31/13+	$41,618,701	$41,618,701

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(3,856,948)	$(3,856,948)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at October 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$41,618,701	Third Party Vendor	Evaluated Quotes	$57.24-$112.41/
				$91.93

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	33

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of a separately managed account, including costs and expenses associated with the Portfolio, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2013 is as follows:

Market Value April 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 3,062	$115,195	$103,943	$14,314	$3

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$113,522,978		$61,423,088
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,997,055
Gross unrealized depreciation	(19,975,341)

Net unrealized depreciation	$(16,978,286)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	35

Notes to Financial Statements

options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the six months ended October 31, 2013, the Portfolio had no transactions in written options.

During the six months ended October 31, 2013, the Portfolio held purchased options for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	37

Notes to Financial Statements

otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended October 31, 2013, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At October 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Investments in securities, at value	$2,925,998

Total		$2,925,998

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	39

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$999,841
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		399,976		(248,327)

Total			$399,976		$751,514

The following table represents the volume of the Portfolio's derivative transactions during the six months ended October 31, 2013:

Purchased Swaptions:
Average monthly cost	$1,840,727

Credit Default Swaps:
Average notional amount of sale contracts	$1,980,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,138,889	(b)

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for 36 days during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the Portfolio's derivative assets by counterparty net of amounts available for offset under Master Agreements ("MA") and net of the related collateral received/pledged by the Portfolio as of October 31, 2013:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC	$1,109,480	$	– 0	–	$(1,109,480)		$	– 0	–
Citibank, NA	910,370		– 0	–	– 0	–		910,370
Deutsche Bank AG	906,148		– 0	–	(880,000)			26,148

Total	$2,925,998	$	– 0	–	$(1,989,480)			$936,518

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013

Class A
Shares sold	13,348,824	20,906,243	$138,027,439	$231,778,688

Shares redeemed	(8,907,228)	(4,295,561)	(88,522,870)	(47,544,807)

Net increase	4,441,596	16,610,682	$49,504,569	$184,233,881

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	41

Notes to Financial Statements

inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	43

Notes to Financial Statements

specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$288,117	$8,792
Tax-exempt income	3,624,060	659,406

Total distributions paid	$3,912,177	$668,198

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$856,604
Undistributed capital gain	27,570	(a)
Unrealized appreciation/(depreciation)	3,871,561	(b)

Total accumulated earnings/(deficit)	$4,755,735	(c)

(a)	During the fiscal year ended April 30, 2013, the Portfolio utilized $190,000 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

“SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At October 31, 2013, the amount of the Fund’s Floating Rate Notes outstanding was $5,545,000 and the related interest rate was 0.10%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30,		September 1, 2010(a) to April 30,
		2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 10.50	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.25	.47	.59	.32
Net realized and unrealized gain (loss) on investment transactions	(1.17)	.77 †	1.27	(.77)

Net increase (decrease) in net asset value from operations	(.92)	1.24	1.86	(.45)

Less: Dividends
Dividends from net investment income	(.25)	(.52)	(.60)	(.31)

Net asset value, end of period	$ 10.05	$ 11.22	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(c)	(8.23)%	11.98%	20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,387	$205,258	$17,606	$9,419
Ratio to average net assets of:
Expenses	.02%^	.03%	.05%	.02%^
Expenses, excluding interest expense	.00%^	.00%	.00%	.00%^
Net investment income	4.76%^	4.41%	6.06%	5.03%^
Portfolio turnover rate	28%	7%	17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	47

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 6-8, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Municipal Income Shares	$247.7

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include

3	Jones v. Harris at 1427.
4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Municipal Income Shares.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	49

providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.8

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2012, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Portfolio’s peers. The Portfolio’s EG includes the Portfolio, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, two Intermediate Investment-Grade Debt Funds, one General & Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	51

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli9 study on advisory fees and various fund characteristics.10 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

9	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

10	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Trustees.11 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)12 for the period ended July 31, 2013:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
1 Year	-3.05	-1.35	10/11

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)13 versus its benchmark.14 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.15

11	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

12	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

13	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

14	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

15	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	53

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Municipal Income Shares	-3.09	5.61	7.95	-0.35	1
Barclays Capital Municipal Bond Index	-2.19	3.05	4.03	-0.53	1
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	57

NOTES

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	59

NOTES

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0152-1013

SEMI-ANNUAL REPORT

AllianceBernstein

Taxable Multi-Sector Income Shares

October 31, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Taxable Multi- Sector Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2013. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities.

The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. Government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term. The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	1

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2013.

The Fund outperformed its benchmark for both periods. The Fund’s shorter-than-benchmark duration positioning was the primary positive contributor to performance during both periods, as yields rose, especially in the intermediate- and longer-maturity area of the yield curve. Within the Fund’s investment-grade corporate positioning, an overweight in financials (banks and insurance) boosted performance, while holding shorter-maturity financials detracted against the longer-duration benchmark. Less impactful, but still notable, the Fund’s security selection in agency mortgage and commercial mortgage-backed securities (“CMBS”) detracted for both periods. An underweight in agency mortgages also detracted for the six-month period, while it contributed for the 12-month period. An additional positive contributor to performance was an underweight in government sovereign bonds for both periods.

Derivatives in the form of Treasury futures were utilized to manage duration and yield curve positioning during both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior. After a positive start, capital markets stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the reporting period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

Major fixed income sectors fell into negative territory in absolute terms for the six-month period ended October 31, 2013, as yields rose. As measured by Barclays, investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market in duration-neutral terms. By industry, financials outperformed both industrials and utilities. Within financials, fundamentals (leverage, earnings and revenue) remained favorable as firms continued to deleverage. The Fund continues to hold a moderate level of risk relative to its benchmark and remains overweight financials.

2	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The Barclays U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

4	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Taxable Multi-Sector Income Shares	0.17%	0.50%

Barclays U.S. Aggregate ex-Government Bond Index	-1.87%	-0.89%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
NAV Returns

1 Year	0.50%
Since Inception*	3.20%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

1 Year	0.27%
Since Inception*	3.18%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	5

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,001.70	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Portfolio’s expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

6	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $36.8

*	All data are as of October 31, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 73.6%
Industrial – 36.0%
Basic – 3.7%
Barrick Gold Corp. 2.90%, 5/30/16	$625	$640,656
PPG Industries, Inc. 6.65%, 3/15/18	625	737,436

		1,378,092

Capital Goods – 2.0%
Republic Services, Inc. 3.80%, 5/15/18	680	726,309

Communications - Media – 5.9%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14	625	647,938
NBCUniversal Enterprise, Inc. 0.781%, 4/15/16(a)(b)	270	271,240
NBCUniversal Media LLC 3.65%, 4/30/15	610	638,161
Time Warner Cable, Inc. 5.85%, 5/01/17	575	633,490

		2,190,829

Communications - Telecommunications – 7.3%
AT&T, Inc. 1.40%, 12/01/17	750	739,986
British Telecommunications PLC 1.625%, 6/28/16	725	734,592
Deutsche Telekom International Finance BV 2.25%, 3/06/17(a)	720	736,059
Verizon Communications, Inc. 2.00%, 11/01/16	465	474,564

		2,685,201

Consumer Cyclical - Entertainment – 1.8%
Time Warner, Inc. 3.15%, 7/15/15	620	645,140

Consumer Cyclical - Retailers – 3.7%
CVS Caremark Corp. 3.25%, 5/18/15	615	639,235
Walgreen Co. 1.00%, 3/13/15	735	737,798

		1,377,033

Consumer Non-Cyclical – 7.6%
AbbVie, Inc. 1.75%, 11/06/17	735	737,240

8	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allergan, Inc./United States 1.35%, 3/15/18	$751	$740,274
Altria Group, Inc. 4.125%, 9/11/15	625	662,164
Thermo Fisher Scientific, Inc. 3.20%, 5/01/15	635	654,953

		2,794,631

Energy – 2.0%
Marathon Petroleum Corp. 3.50%, 3/01/16	700	737,312

Technology – 2.0%
Xerox Corp. 2.95%, 3/15/17	715	736,470

		13,271,017

Financial Institutions – 33.0%
Banking – 22.5%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	365	388,802
ABN AMRO Bank NV 1.375%, 1/22/16(a)	350	352,275
Bank of America Corp. 1.25%, 1/11/16	735	737,112
Barclays Bank PLC 3.90%, 4/07/15	380	396,861
BB&T Corp. 2.05%, 6/19/18	640	641,075
Citigroup, Inc. 1.30%, 4/01/16	740	741,288
Fifth Third Bancorp 3.625%, 1/25/16	345	364,175
Goldman Sachs Group, Inc. (The) 1.60%, 11/23/15	730	738,163
ING Bank NV 1.375%, 3/07/16(a)	485	483,419
Lloyds Bank PLC 4.875%, 1/21/16	360	388,584
Manufacturers & Traders Trust Co. 1.45%, 3/07/18	565	553,468
Morgan Stanley 1.75%, 2/25/16	730	737,163
PNC Funding Corp. 2.70%, 9/19/16	640	666,858
Royal Bank of Scotland Group PLC 2.55%, 9/18/15	544	557,154
SunTrust Banks, Inc. 3.60%, 4/15/16	525	556,879

		8,303,276

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 6.5%
American International Group, Inc. 3.00%, 3/20/15	$535	$550,411
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	530	553,022
New York Life Global Funding 0.80%, 2/12/16(a)	555	554,175
Prudential Financial, Inc. 4.75%, 9/17/15	685	734,269

		2,391,877

REITS – 4.0%
HCP, Inc. 3.75%, 2/01/16	693	729,292
Health Care REIT, Inc. 3.625%, 3/15/16	707	743,127

		1,472,419

		12,167,572

Utility – 4.6%
Natural Gas – 4.6%
Enterprise Products Operating LLC 3.20%, 2/01/16	524	549,620
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	701	738,035
Williams Partners LP 3.80%, 2/15/15	375	388,600

		1,676,255

Total Corporates – Investment Grades (cost $27,139,569)		27,114,844

COVERED BONDS – 0.7%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $249,490)	250	247,750

	Shares
SHORT-TERM INVESTMENTS – 20.6%
Investment Companies – 20.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c)+ (cost $7,589,067)	7,589,067	7,589,067

Total Investments – 94.9% (cost $34,978,126)		34,951,661
Other assets less liabilities – 5.1%		1,873,467

Net Assets – 100.0%		$36,825,128

10	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	60	December 2013	$13,207,423	$13,225,313	$17,890

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	49	December 2013	5,897,423	5,962,688	(65,265)
U.S. T-Note 10 Yr (CBT) Futures	3	December 2013	370,928	382,078	(11,150)

					$(58,525)

+	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $2,644,918 or 7.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $27,389,059)	$27,362,594
Affiliated issuers (cost $7,589,067)	7,589,067
Cash	49,294 (a)
Receivable for shares of beneficial interest sold	11,360,933
Interest receivable	154,209
Receivable for variation margin on futures	2,030

Total assets	46,518,127

Liabilities
Payable for investment securities purchased	9,620,818
Payable for shares of beneficial interest redeemed	52,566
Dividends payable	19,615

Total liabilities	9,692,999

Net Assets	$36,825,128

Composition of Net Assets
Shares of beneficial interest, at par	$37
Additional paid-in capital	37,510,592
Distributions in excess of net investment income	(128,657)
Accumulated net realized loss on investment transactions	(471,854)
Net unrealized depreciation on investments	(84,990)

$36,825,128

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 3,712,517 common shares outstanding)	$9.92

(a)	An amount of $41,926 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest	$293,768
Dividends—Affiliated issuers	1,096

Total investment income		$294,864

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(710,671)
Futures		265,207
Net change in unrealized appreciation/depreciation of:
Investments		(142,210)
Futures		17,875

Net loss on investment transactions		(569,799)

Net Decrease in Net Assets from Operations		$(274,935)

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$294,864	$226,920
Net realized gain (loss) on investment transactions	(445,464)	325,481
Net change in unrealized appreciation/depreciation of investments	(124,335)	(178,565)

Net increase (decrease) in net assets from operations	(274,935)	373,836
Dividends and Distributions to Shareholders from
Net investment income	(357,878)	(288,943)
Net realized gain on investment transactions	– 0	–	(311,600)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(30,333,329)	57,844,363

Total increase (decrease)	(30,966,142)	57,617,656
Net Assets
Beginning of period	67,791,270	10,173,614

End of period (including distributions in excess of net investment income of ($128,657) and ($65,643), respectively)	$36,825,128	$67,791,270

See notes to financial statements.

14	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”), and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	15

Notes to Financial Statements

valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on

16	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	17

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$27,114,844		$	– 0	–	$27,114,844
Covered Bonds		– 0	–	247,750			– 0	–	247,750
Short-Term Investments		7,589,067		– 0	–		– 0	–	7,589,067

Total Investments in Securities		7,589,067		27,362,594			– 0	–	34,951,661
Other Financial Instruments*:
Assets:
Futures		17,890		– 0	–		– 0	–	17,890	#
Liabilities:
Futures		(76,415)		– 0	–		– 0	–	(76,415	)#

Total^		$7,530,542		$27,362,594		$	– 0	–	$34,893,136

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.
^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities			Total
Balance as of 4/30/13		$301,191			$301,191
Accrued discounts/(premiums)		(85)			(85)
Realized gain (loss)		(1,076)			(1,076)
Change in unrealized appreciation/depreciation		(30)			(30)
Purchases		– 0	–		– 0	–
Sales		(300,000)			(300,000)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/13	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including

18	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	19

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and

20	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2013 is as follows:

Market Value April 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 3,041	$37,117	$32,569	$7,589	$1

Brokerage commissions paid on investment transactions for the six months ended October 31, 2013 amounted to $1,247, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$27,978,689	$48,232,737
U.S. government securities	4,629,866	18,961,001

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$38,369
Gross unrealized depreciation	(64,834)

Net unrealized depreciation	$(26,465)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	21

Notes to Financial Statements

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2013, the Portfolio held futures for hedging purposes.

At October 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$17,890	*	Receivable/Payable for variation margin on futures	$76,415	*

Total		$17,890			$76,415

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

22	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$265,207	$17,875

Total		$265,207	$17,875

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2013:

Futures:
Average original value of buy contracts	$6,290,755	(a)
Average original value of sale contracts	$9,161,816

(a)	Positions were open for five months during the period.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013

Class A
Shares sold	4,145,366	7,191,177	$41,111,270	$71,740,491

Shares redeemed	(7,233,185)	(1,390,841)	(71,444,599)	(13,896,128)

Net increase (decrease)	(3,087,819)	5,800,336	$(30,333,329)	$57,844,363

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$421,184	$321,730

Net long-term capital gains	179,359	– 0	–

Total taxable distributions paid	$600,543	$321,730

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(102,790	)(a)
Unrealized appreciation/(depreciation)	115,745	(b)

Total accumulated earnings/(deficit)	$12,955	(c)

(a)

During the fiscal year ended April 30, 2013, the Portfolio utilized $21,872 of capital loss carryforwards to offset current year net realized gains. As of April 30, 2013, the cumulative deferred loss on straddles was $3,262. At April 30, 2013, the Portfolio had a post-October short-term capital loss deferral of $39,440 and a post-October long-term capital loss deferral of $60,088. These losses are deemed to arise on May 1, 2013.

(b)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2013, the Portfolio did not have any capital loss carryforwards.

24	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2013		Year Ended April 30,			September 15, 2010(a) to April 30, 2011
			2013	2012

Net asset value, beginning of period	$ 9.97		$ 10.17	$ 10.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.05		.10	.32		.24
Net realized and unrealized gain (loss) on investment transactions	(.03)		.15†	.08		.09

Net increase in net asset value from operations	.02		.25	.40		.33

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)	(.32)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	(.31)	– 0	–	– 0	–

Total dividends and distributions	(.07)		(.45)	(.32)		(.24)

Net asset value, end of period	$ 9.92		$ 9.97	$ 10.17		$ 10.09

Total Return
Total investment return based on net asset value(c)	.17%		2.47%	4.05%		3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,825		$67,791	$10,174		$10,124
Ratio to average net assets of:
Net investment income	1.08	%^	1.05%	3.17%		3.79	%^
Portfolio turnover rate	63%		66%	156%		10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss)per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles(2), Senior Vice President Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President	Shawn E. Keegan(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles, and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	27

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

28	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio is designed as a component of an institutional fixed-income mandate, Core Plus (“Core Plus SMA”), for SMA clients. Core Plus SMA is modeled on the Adviser’s U.S. Strategic Core Plus investment mandate. Core Plus SMA uses a 60% allocation to direct investments in individual U.S. Government/U.S. agency securities, including pass-thru agency mortgage-backed securities, or cash investments, complemented by a 40% allocation to the Portfolio in order to achieve the approximate exposures of the U.S. Strategic Core Plus investment mandate. The Portfolio’s role as a component of Core Plus SMA calls for the Portfolio to utilize leverage in certain circumstances.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	Net Assets 9/30/13 ($MM)
Taxable Multi-Sector Income Shares	$18.6

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Taxable Multi-Sector Income Shares.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	29

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

30	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio and the Portfolio’s advisory fee based on September 30, 2013 net assets.6

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$18.6	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.500%	0.000%

The Adviser manages AllianceBernstein Intermediate Bond Fund, Inc. (“Intermediate Bond Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.7 Set forth in the table below is the advisory fee schedule of the Intermediate Bond Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Taxable Multi-Sector Income Shares	AllianceBernstein Intermediate Bond Fund, Inc.	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The advisory fee schedule of AllianceBernstein Intermediate Bond Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	31

The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), which has a somewhat similar investment style as the Portfolio. Set forth in the table below is SCB II’s advisory fee schedule and what would have been the effective fee of the Portfolio had SCB II’s advisory fee schedule been applicable to the Portfolio based on September 30, 2013 net assets:8

Portfolio	ABMF Fund	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio[9]	0.50% on 1st $1 billion 0.45% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a somewhat similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio[10]	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%

8	Although a part of the AllianceBernstein Mutual Funds, SCB II’s advisory fee schedule was not affected by the Adviser’s settlement with the NYAG since its fee schedule had a lower breakpoint level ($1 billion) than the breakpoint level ($2.5 billion) of the High Income category of the NYAG related master schedule. The advisory fee schedule of the High Income category is as follows: 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% thereafter.

9	Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee.

10	Sanford C. Bernstein Fund – Intermediate Duration Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fees by at least five basis points.

32	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.11 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee
Taxable Multi-Sector Income Shares	Client #1[12]	0.29% on first $100 million 0.20% thereafter	0.290%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the investment companies managed by the Adviser, it is difficult to evaluate the relevance of such a fee due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

11	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

12	This is the fee schedule of a fund managed for an affiliate of the Adviser.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	33

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.13,14 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.15

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Fund, two Intermediate Investment-Grade Debt Funds, one General U& Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.

15	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

34	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2012, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	35

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)19 for the period ended July 31, 2013:

Taxable Multi-Sector Income Shares	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	-0.05	-0.35	39/90

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

36	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Taxable Multi-Sector Income Shares	-0.05	3.25	0.73	-0.19	1
Barclays Capital US Aggregate ex Govt. Index	-1.46	3.50	3.06	-0.50	1
Inception Date: September 51, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

20	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	37

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

38	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	39

NOTES

40	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	41

NOTES

42	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	43

NOTES

44	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0152-1013

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Aware Real Return Income Shares

October 31, 2013

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Tax-Aware Real Return Income Shares (the “Fund”) for the semi-annual reporting period ended October 31, 2013. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments, such as inflation swap agreements, as described below. Municipal securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in fixed-income securities with any maturity or duration and investment-grade bonds subject to taxation if the Adviser determines that they offer higher after-tax returns than comparable municipal bonds. While the Fund currently expects to invest principally in investment grade securities, the Fund may invest without limit in fixed-income securities that are not investment grade (“junk bonds”).

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments as well. Payments to the Fund pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. Because the Fund is expected to be a significant vehicle for Separately Managed Account investors to achieve inflation protection for some or all of their overall accounts, the Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and certain types of mortgage related securities.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of the cash made

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	1

available by TOBs and derivative instruments, such as interest rate swaps, to make other investments in accordance with its investment objective.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protection Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2013.

For the six- and 12-month periods, the Fund underperformed its benchmark. In order to pursue the investment objective of after-tax returns net of inflation, the Fund invests in municipal bonds and uses derivatives for inflation protection. The Fund typically has more inflation protection than the benchmark, given that this Fund is utilized to hedge holdings outside the Fund. Over both periods, underperformance versus the benchmark was due to the underperformance of inflation hedges as inflation expectations fell over the six- and 12-month periods. The Fund’s lower interest rate risk added to performance, while exposure to medium-grade securities detracted from performance as credit spreads widened.

The Fund used derivatives in the form of consumer price index (“CPI”) swaps, total return swaps, and interest rate swaps for hedging purposes, which detracted from relative performance for both periods.

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds causing a sharp increase in bond yields and a drop in prices. As the third quarter began, long-maturity bond yields continued their sharp upward climb. In early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields; former U.S. Treasury Secretary Lawrence Summers announced he was no longer a candidate to replace Fed Chairman Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its expected reduction in the amount of its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and 5-year AAA municipal yields dropped by 0.25%. From the end of the third quarter to October 31, 2013, yields were relatively unchanged to down slightly.

Recently, one of the most discussed credit issues in the municipal market has been Puerto Rico. Puerto Rico bonds lost significant value in the third quarter as their yields rose sharply relative to comparable maturity AAA bonds. While the Commonwealth has taken substantial steps to improve its finances over the past 12

2	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

months, there continue to be major concerns about Puerto Rico’s weak economy and large debt load. Positions in bonds directly tied to Puerto Rico’s economy represent less than 5% of the Fund’s holdings as of October 31, 2013.

The Fund remained neutral with respect to interest rate risk as the difference between short- and long-term yields was still near all-time highs at the end of the reporting period. Shortening the Fund’s duration generally would require buying shorter-maturity bonds and this would significantly reduce the yield of the Fund. The Municipal Bond Investment Team (the “Team”) believes that lengthening the Fund’s duration beyond a neutral level would result in too much interest rate risk with interest rates still low by historical standards.

With respect to maturity selection, the Team has been attempting to take advantage of “roll”—the expected price appreciation of a bond as it moves closer to maturity each year. The return potential from roll is greater in bonds maturing in the 10-15 year maturity range than in bonds with maturities beyond 20 years. As a result, the combination of roll plus yield for bonds maturing in 10-15 years offers a similar expected return to longer bonds. In addition, bonds in the shorter range have less risk of price declines should interest rates rise. Underweighting these longer maturity bonds benefited performance over the past six to 12 months and remains a theme in the Fund.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2013, 10.67% of the Fund’s total municipal bond investments were in insured bonds (of this amount, 4.58% represents the Fund’s holdings in pre-refunded/escrowed to maturity bonds).

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protection securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Local Economy Risk: The Fund may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Fund’s investment objective may not be successful.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Aware Real Return Income Shares	-6.55%	-6.24%

Barclays 1-10 Year TIPS Index	-4.23%	-3.78%

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
NAV Returns
I Year	-6.24%
Since Inception*	0.73%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
1 Year	-5.13%
Since Inception*	0.70%

The prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 5/2/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$934.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Portfolio’s expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	7

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $7.8

*	All data are as of October 31, 2013. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition.AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities,currency contracts, futures and options.

8	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.2%
Long-Term Municipal Bonds – 94.8%
Alaska – 3.1%
Anchorage AK GO Series 2012B 5.00%, 8/01/15	$125	$135,112
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	100	109,070

		244,182

Arizona – 2.3%
Arizona Trnsp Brd Highway Series 2013A 5.00%, 7/01/25	155	178,216

California – 6.9%
California GO 5.00%, 11/01/26(a)	215	241,602
Los Angeles CA Wstwtr Sys Series 2012C 5.00%, 6/01/25	180	207,176
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2011C 5.00%, 5/01/22	80	89,352

		538,130

Colorado – 2.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2012A 5.00%, 11/15/27	120	125,589
Series 2012B 5.00%, 11/15/25	55	60,711

		186,300

Florida – 10.4%
Broward Cnty FL Sch Brd COP Series 2011A 5.25%, 7/01/22	135	155,733
Citizens Ppty Ins Corp. FL NPFGC Series 2007A 5.00%, 3/01/16	145	158,208
Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/17	75	85,985

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	$140	$160,633
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	100	106,973
Jacksonville FL Sales Tax 5.00%, 10/01/23	50	55,982
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/26	85	93,452

		816,966

Georgia – 0.6%
Georgia Mun Elec Auth NPFGC Series 1998A 5.25%, 1/01/14	45	45,350

Illinois – 1.4%
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt CFC) 5.00%, 1/01/20	100	111,578

Indiana – 6.0%
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/27	280	312,707
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	100	100,781
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/26	55	59,758

		473,246

Maryland – 5.9%
Baltimore MD GO Series 2013B 5.00%, 10/15/16	250	282,370
Maryland GO Series 2012B 5.00%, 3/15/15	170	180,989

		463,359

Massachusetts – 11.0%
Massachusetts Sch Bldg Auth AGM Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	335	363,019

10	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts St Hea (Massachusetts Inst of Tech) Series 2009O 5.00%, 7/01/16(b)	$310	$347,104
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/26	140	155,081

		865,204

Michigan – 5.1%
Michigan Finance Auth (Michigan SRF) 5.00%, 10/01/21	110	130,220
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/19	50	59,157
Series 2012B 5.00%, 7/01/22	190	207,609

		396,986

Nevada – 0.9%
Clark Cnty NV Arpt (McCarran Airport) 2.50%, 7/01/15	65	66,770

New Jersey – 2.0%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011B 5.00%, 6/15/20	135	156,605

New York – 8.2%
Long Island Pwr Auth NY NPFGC Series 2006D 2.519%, 9/01/15(c)	100	99,942
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	185	206,934
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	175	198,998
Series 20131
5.00%, 11/01/16	70	79,177
New York St Dormitory Auth (New York St Pers Income Tax) Series 2011C 5.00%, 3/15/25	50	56,383

		641,434

North Carolina – 2.6%
North Carolina Cap Impt Lease Series 2008A 5.00%, 5/01/26	185	206,523

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oklahoma – 4.0%
Oklahoma City OK GO 4.00%, 3/01/15	$300	$314,676

Oregon – 2.0%
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	140	156,748

Pennsylvania – 0.5%
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	35	35,957

Puerto Rico – 1.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	75	59,570
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N
3.081%, 7/01/28(c)	135	78,040

		137,610

Texas – 6.8%
Conroe TX ISD GO 5.00%, 2/15/24	180	209,052
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	100	114,753
Lake Travis TX ISD GO 5.00%, 2/15/22	120	143,292
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	55	61,574

		528,671

Virginia – 2.6%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25	185	204,482

Washington – 8.3%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/25	165	190,616
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	90	102,186

12	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/16	$190	$212,365
Tobacco Settlement Auth WA 5.00%, 6/01/16	135	147,991

		653,158

Total Long-Term Municipal Bonds (cost $7,393,084)		7,422,151

Short-Term Municipal Notes – 6.4%
Connecticut – 3.8%
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2001V-1 0.05%, 7/01/36(d)	300	300,000

Mississippi – 2.6%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010G 0.05%, 11/01/35(d)	200	200,000

Total Short-Term Municipal Notes (cost $500,000)		500,000

Total Municipal Obligations (cost $7,893,084)		7,922,151

CORPORATES - INVESTMENT GRADES – 4.7%
Financial Institutions – 3.1%
Banking – 2.8%
Bank of America Corp. 1.50%, 10/09/15	47	47,405
7.375%, 5/15/14	25	25,883
Capital One Financial Corp. 2.125%, 7/15/14	13	13,141
Citigroup, Inc. 4.70%, 5/29/15	50	52,778
6.00%, 12/13/13	17	17,102
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	25	25,224
Morgan Stanley 1.75%, 2/25/16	38	38,373

		219,906

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 0.3%
General Electric Capital Corp. 2.15%, 1/09/15	$27	$27,536

		247,442

Industrial – 1.4%
Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	14	14,024

Technology – 0.3%
Hewlett-Packard Co. 1.55%, 5/30/14	27	27,130

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 1.25%, 2/27/15	14	14,082

Consumer Non-Cyclical – 0.2%
Actavis, Inc. 1.875%, 10/01/17	15	14,963

Communications - Telecommunications – 0.5%
Verizon Communications, Inc. 2.50%, 9/15/16	35	36,320

		106,519

Utility – 0.2%
Electric – 0.2%
Exelon Generation Co. LLC 5.35%, 1/15/14	13	13,120

Total Corporates – Investment Grades (cost $363,250)		367,081

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(e) (cost $135,752)	135,752	135,752

Total Investments – 107.6% (cost $8,392,086)		8,424,984
Other assets less liabilities – (7.6)%		(592,901)

Net Assets – 100.0%		$7,832,083

14	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$4,100	1/14/16	0.520%	3 Month LIBOR	$(2,504)
Barclays Bank PLC	3,700	4/12/16	0.706%	3 Month LIBOR	(8,614)
Barclays Bank PLC	4,000	1/14/20	1.395%	3 Month LIBOR	118,967
Citibank, NA	250	7/07/23	2.035%	3 Month LIBOR	13,323
JPMorgan Chase Bank, NA	2,400	9/13/17	1.098%	3 Month LIBOR	(7,910)

					$113,262

INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$200	1/31/27	2.628%	CPI	#	$(3,566)
Citibank, NA	300	7/02/18	2.084%	CPI	#	(989)
Citibank, NA	300	8/26/20	2.298%	CPI	#	(274)
Citibank, NA	300	7/19/22	2.400%	CPI	#	(3,866)
Citibank, NA	100	12/07/22	2.748%	CPI	#	(4,048)
Citibank, NA	200	5/24/23	2.533%	CPI	#	(3,652)
Citibank, NA	200	10/29/23	2.524%	CPI	#	(398)
Citibank, NA	200	2/08/28	2.940%	CPI	#	(9,726)
Deutsche Bank AG London	700	6/30/14	1.998%	CPI	#	(10,373)
Deutsche Bank AG London	800	7/21/14	2.155%	CPI	#	(16,550)
Deutsche Bank AG London	300	6/20/21	2.655%	CPI	#	(14,787)
Deutsche Bank AG London	200	9/07/21	2.400%	CPI	#	(3,443)
JPMorgan Chase Bank, NA	600	8/17/22	2.523%	CPI	#	(11,871)
JPMorgan Chase Bank, NA	100	6/30/26	2.890%	CPI	#	(6,502)
JPMorgan Chase Bank, NA	200	7/21/26	2.935%	CPI	#	(14,326)
JPMorgan Chase Bank, NA	150	12/23/26	2.484%	CPI	#	441
JPMorgan Chase Bank, NA	150	2/20/28	2.899%	CPI	#	(6,448)

						$(110,378)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note C)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	BCIT3T	8,500,000	0.49%	$8,500	1/15/14	Barclays Bank PLC	$(406,572)
Receive	BCIT3T	1,000,000	0.47%	1,000	4/11/14	Barclays Bank PLC	(38,322)

							$(444,894)

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	15

Portfolio of Investments

(a)	When-Issued or delayed delivery security.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $333,668.
(c)	Variable rate coupon, rate shown as of October 31, 2013.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2013, the Fund held 10.8% of net assets in insured bonds (of this amount 42.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BCIT3T – Barclays Capital US Inflation Linked Bonds 1 to 10 Year

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

GO – General Obligation

ISD – Independent School District

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PUD – Public Utility District

RTA – Regional Transportation Authority

SRF – State Revolving Fund

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,256,334)	$8,289,232
Affiliated issuers (cost $135,752)	135,752
Cash	243
Unrealized appreciation on interest rate swaps	132,290
Interest and dividends receivable	95,864
Unrealized appreciation on inflation swaps	441

Total assets	8,653,822

Liabilities
Unrealized depreciation on total return swaps	444,894
Payable for investment securities purchased	235,341
Unrealized depreciation on inflation swaps	110,819
Unrealized depreciation on interest rate swaps	19,028
Dividends payable	11,657

Total liabilities	821,739

Net Assets	$7,832,083

Composition of Net Assets
Shares of beneficial interest, at par	$8
Additional paid-in capital	8,101,870
Undistributed net investment income	117,092
Accumulated net realized gain on investment transactions	22,225
Net unrealized depreciation on investments	(409,112)

$7,832,083

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 800,794 common shares outstanding)	$9.78

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2013 (unaudited)

Investment Income
Interest	$90,150
Dividends — Affiliated issuers	131

Total investment income		$90,281

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		125
Swaps		(2,149)
Net change in unrealized appreciation/depreciation of:
Investments		(261,042)
Swaps		(336,278)

Net loss on investment transactions		(599,344)

Net Decrease in Net Assets from Operations		$(509,063)

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (unaudited)		Year Ended April 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$90,281		$150,523
Net realized gain (loss) on investment transactions	(2,024)		29,273
Net change in unrealized appreciation/depreciation of investments	(597,320)		11,226

Net increase (decrease) in net assets from operations	(509,063)		191,022
Dividends and Distributions to Shareholders from
Net investment income	(66,323)		(73,672)
Net realized gain on investment transactions	– 0	–	(17,852)
Transactions in Shares of Beneficial Interest
Net increase	970,176		1,906,850

Total increase	394,790		2,006,348
Net Assets
Beginning of period	7,437,293		5,430,945

End of period (including undistributed net investment income of $117,092 and $93,134, respectively)	$7,832,083		$7,437,293

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The Portfolio commenced operations on May 2, 2011. This report relates only to AllianceBernstein Tax-Aware Real Return Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of

20	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	21

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$7,422,151		$	– 0	–	$7,422,151
Short-Term Municipal Notes		– 0	–	500,000			– 0	–	500,000
Corporates – Investment Grades		– 0	–	367,081			– 0	–	367,081
Short-Term Investments		135,752		– 0	–		– 0	–	135,752

Total Investments in Securities		135,752		8,289,232			– 0	–	8,424,984
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	132,290			– 0	–	132,290
Inflation (CPI) Swaps		– 0	–	441			– 0	–	441
Liabilities:
Interest Rate Swaps		– 0	–	(19,028)			– 0	–	(19,028)
Inflation (CPI) Swaps		– 0	–	(110,819)			– 0	–	(110,819)
Total Return Swaps		– 0	–	– 0	–		(444,894)		(444,894)

Total+		$135,752		$8,292,116			$(444,894)		$7,982,974

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

22	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Total Return Swaps		Total
Balance as of 4/30/12	$(17,118)		$(17,118)
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	(17,329)		(17,329)
Change in unrealized appreciation/depreciation	(427,776)		(427,776)
Purchases	– 0	–	– 0	–
Sales	– 0	–	– 0	–
Settlements	17,329		17,329
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/13	$(444,894)		$(444,894)

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(427,776)		$(427,776)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	23

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board. The

24	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended October 31, 2013 is as follows:

Market Value April 30, 2013 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ – 0	–	$2,724	$2,588	$136	$	– 0	–*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,417,617		$637,711
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	25

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$152,267
Gross unrealized depreciation	(119,369)

Net unrealized appreciation	$32,898

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim

26	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2013, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	27

Notes to Financial Statements

During the six months ended October 31, 2013, the Portfolio held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended October 31, 2013, the Portfolio held total return swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements and certain securities lending transactions. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction

28	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At October 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$132,290	Unrealized depreciation on interest rate swaps	$19,028

Interest rate contracts	Unrealized appreciation on inflation swaps	441	Unrealized depreciation on inflation swaps	110,819

Equity contracts			Unrealized depreciation on total return swaps	444,894

Total		$132,731		$574,741

The effect of derivative instruments on the statement of operations for the six months ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$179,058

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(2,149)		(87,560)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		– 0	–	(427,776)

Total			$(2,149)		$(336,278)

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended October 31, 2013:

Interest Rate Swaps:
Average notional amount	$14,450,000
Inflation Swaps:
Average notional amount	$10,200,000
Total Return Swaps:
Average notional amount	$9,500,000

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	29

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the Portfolio’s dervative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of October 31, 2013:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Collateral Received	Net Amount of Derivatives Assets
Barclays Bank PLC	$118,967	$(118,967)	$	– 0	–	$	– 0	–
Citibank, NA	13,323	(13,323)	– 0	–	– 0	–
JPMorgan Chase Bank NA	441	(441)	– 0	–	– 0	–

Total	$132,731	$(132,731)	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivatives Liabilities
Barclays Bank PLC	$459,578	$(118,967)	$	– 0	–	$340,611
Citibank, NA	22,953	(13,323)	– 0	–	9,630
Deutsche Bank AG London	45,153	– 0	–	– 0	–	45,153
JPMorgan Chase Bank NA	47,057	(441)	– 0	–	46,616

Total	$574,741	$(132,731)	$	– 0	–	$442,010

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013	Six Months Ended October 31, 2013 (unaudited)	Year Ended April 30, 2013

Class A
Shares sold	248,403	186,598	$2,470,176	$1,960,240

Shares redeemed	(151,822)	(5,035)	(1,500,000)	(53,390)

Net increase	96,581	181,563	$970,176	$1,906,850

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio

30	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$17,361	$21,596
Long-term capital gains	5,046	– 0	–

Total taxable distributions	22,407	21,596
Tax-exempt distributions	69,117	70,026

Total distributions paid	$91,524	$91,622

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	31

Notes to Financial Statements

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$101,406
Undistributed ordinary income	1,719
Undistributed capital gains	24,249
Unrealized appreciation/(depreciation)	188,208

Total accumulated earnings/(deficit)	$315,582	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2013, the Portfolio did not have any capital loss carryforwards.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

32	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2013	Year Ended April 30, 2013	May 2, 2011(a) to April 30, 2012

Net asset value, beginning of period	$ 10.56	$ 10.39	$ 10.00

Income From Investment Operations
Net investment income(b)	.12	.24	.21
Net realized and unrealized gain (loss) on investment transactions	(.81)	.08	.36

Net increase (decrease) in net asset value from operations	(.69)	.32	.57

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.12)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	(.00	)(c)

Total dividends and distributions	(.09)	(.15)	(.18)

Net asset value, end of period	$ 9.78	$ 10.56	$ 10.39

Total Return
Total investment return based on net asset value(d)	(6.55)%	3.06%	5.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,832	$7,437	$5,431
Ratio to average net assets of:
Net investment income	2.40	%^	2.29%	2.07	%^
Portfolio turnover rate	9%	19%	25%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	33

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Fred S. Cohen(2) , Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

34	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Board of Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Trustees on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	35

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	9/30/13 Net Assets ($MM)
Tax-Aware Real Return Income Shares	$7.8

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Tax-Aware Real Return Income Shares.

36	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Municipal Bond Inflation Strategy, a retail mutual fund that has a similar investment style as the Portfolio.6 Set forth in the table below is the advisory fee schedule of the retail mutual fund and what

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The advisory fee schedule of Municipal Bond Inflation Strategy is consistent with the NYAG related High Income category advisory fee schedule. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	37

would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	ABMF Effective Fee
Tax-Aware Real Return Income Shares	Municipal Bond Inflation Strategy	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser represented that it does provide sub-advisory services to other companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.7,8 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees, were reimbursed by their respective investment advisers.9

The Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, two BBB-rated Corporate Debt Funds, one Multi-Sector Income Fund, one Short-Intermediate Investment Grade Debt Fund, two U.S. Mortgage Funds, three General Bond Funds, two Intermediate Investment-Grade Debt Funds, one General & Insured Municipal Debt Fund, one Inflation-Protected Bond Fund, two Global Income Funds and one Intermediate Municipal Debt Fund.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

38	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2012, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	39

and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

The information below, prepared by Lipper, shows the 1 year gross performance return and ranking of the Portfolio relative to its Lipper Performance Universe (“PU”)13 for the period ended July 31, 2013:

	Portfolio Return (%)	PU Median (%)	PU Rank
Tax-Aware Real Return Income Shares
1 Year	-3.76	-1.06	47/47

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Tax-Aware Real Return	-3.76	0.84	5.72	-0.63	1
Income Shares
Barclays Capital 1-10Yr	-3.26	5.58	4.09	-0.78	1
TIPS Index
Inception Date: May 2, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

14	The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	41

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

42	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	43

NOTES

44	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TARRIS-0152-1013

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 23, 2013